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NS Group, Inc.                                                      Exhibit 10.2

                          AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY (this "Agreement"), dated as of June 20, 2003, is made by NS Group, Inc., a Kentucky corporation ("Parent"), Erlanger Tubular Corporation, an Oklahoma corporation and a wholly-owned subsidiary of Parent ("Erlanger"), and Northern Kentucky Management, Inc., a Kentucky corporation and a wholly-owned subsidiary of Parent ("NK Management"; Parent, Erlanger and NK Management are referred to herein individually as a "Guarantor" and, collectively, as the "Guarantors"), in favor of The CIT Group/Business Credit, Inc., a New York corporation, as agent for itself and the Lenders referred to below ("Agent"). Capitalized terms used but not defined herein shall have the meaning given to them in the Financing Agreement (as defined below).

                                    RECITALS

         A. Newport Steel Corporation, a Kentucky corporation ("Newport"), and Koppel Steel Corporation, a Pennsylvania corporation ("Koppel"; Newport and Koppel are referred to herein, individually, as a "Company" and, collectively, as the "Companies") have entered into that certain Amendment No. 1 to Financing and Security Agreement dated as of May 19, 2003 (the "Amendment") among Agent and the lenders from time to time party thereto (the "Lenders"), and the Companies, amending, upon the satisfaction of specified conditions, that certain Financing and Security Agreement dated as of March 29, 2002 (the "Original Financing Agreement"), among the Agent, the Lenders, and the Companies (the Original Financing Agreement together with the Amendment, as the same may hereafter be amended, restated, modified or otherwise supplemented from time to time, is referred to herein as the "Financing Agreement").

         B. Each of Guarantors has executed and delivered to the Agent, for the benefit of the Lenders, a guaranty dated as of March 29, 2002 (as amended, restated, modified or otherwise supplemented from time to time, the "Existing Guaranty") of all of the Obligations (as such term is defined in the Original Financing Agreement).

         C. As a condition precedent to the effectiveness of the Amendment and the further extension of credit to or for the account of the Companies in connection therewith, the Secured Party and the Lenders require that Guarantors amend and restate the Existing Guaranty in the form of this Guaranty.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Existing Guaranty is amended and restated in its entirety as follows:

         1. Each Guarantor hereby, jointly and severally, unconditionally guarantees and agrees to be liable for the full and indefeasible payment in full, in cash and the performance when due of all Obligations owed by the Companies to Agent and the Lenders. In addition to the Obligations, each

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Guarantor, jointly and severally, agrees to pay Agent on demand: (a) the amount of all costs, fees and expenses (including reasonable attorney's fees) incurred by Agent in connection with (i) the collection of any of the Obligations, whether from any Company, any other obligor or Guarantor, and (ii) the enforcement of Agent's and Lenders' rights against the Collateral (including the costs, fees and expenses associated with the repossession, repair, maintenance, liquidation, sale and foreclosure of or upon any Collateral); and (b) interest at the default rate of interest under the Financing Agreement (not to exceed the highest lawful rate) on all amounts payable to Agent and Lenders hereunder, even if such interest cannot be collected from either Company because of the application of any bankruptcy law or the ruling of any bankruptcy court. To the extent Agent receives payment on account of any of the Obligations, which payment is thereafter set aside or required to be repaid by Agent or the Lenders in whole or in part, then, to the extent of any sum not finally retained by Agent or the Lenders (regardless of whether such sum is recovered from Agent or the Lenders by either Company, its trustee, or any other party acting for, on behalf of or through either Company or its respective representatives), each Guarantor's obligation to the Lenders under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until such Guarantor has made payment to Agent therefor, which payment shall be due upon demand.

         2. This Guaranty is executed by each Guarantor as an inducement to the Lenders to extend credit to the Companies. Each Guarantor agrees that the Lenders' extension of credit to the Companies shall be deemed to have been done in consideration of and in reliance upon the execution of this Guaranty.

         3. To the full extent permitted by applicable law, each Guarantor hereby waives notice of (a) acceptance of this Guaranty, the making of loans or advances to the Companies or the extension of any other financial accommodation to the Companies under the Loan Documents, (b) the amendment, extension or termination of the Promissory Notes or the amendment, modification, supplement, renewal, restatement or extension of, or the increase or decrease in the amount of, the Obligations or the Loan Documents and any Collateral, as applicable, and the guaranty made herein shall apply to the Obligations as so amended, modified, supplemented, renewed, restated, extended, increased or decreased, (c) any other changes in terms of, or extensions of the time of payment of, the Obligations owed by the Companies to the Lenders, (d) the taking and releasing of the Collateral for, or other guarantors of, the Obligations owed by the Companies to the Lenders, (e) the settlement, compromise or release of any of the Obligations owed by the Companies to the Lenders, (f) any waiver of, or consent to either Company's deviation from, any term, condition or covenant set forth in the Loan Documents by Agent or the Lenders, and (g) presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which any Guarantor may be entitled under applicable law (except as expressly provided in this Guaranty), and each Guarantor agrees that the amount of the Obligations and the validity and enforceability of this Guaranty shall not be diminished or affected by the failure to provide such Guarantor with any such notice or by Agent's or the Lenders' doing any of the foregoing. This Guaranty is a guaranty of payment and performance and not merely a guaranty of collection, and accordingly each Guarantor also agrees that neither Agent nor the Lenders need attempt to collect any Obligations from the Companies or any other obligor or guarantor with respect thereto, or to realize upon any Collateral, prior to making demand upon any Guarantor under this Guaranty. This Guaranty is absolute, unconditional and continuing,

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regardless of the validity, regularity or enforceability of any of the
Obligations or Loan Documents or the fact that a security interest or lien in any Collateral or security therefor may not be enforceable by Agent or the Lenders or may otherwise be subject to equities, defenses or prior claims in favor of others, or may be invalid or defective in any way and for any reason, including any action, or failure to act, on Agent's or the Lenders' part. It is the intent of each Guarantor by this paragraph to waive any to the full extent permitted by applicable law, and all suretyship defenses available to such Guarantor with respect to the Obligations, whether or not specifically enumerated above.

         4. Payment in cash by each Guarantor shall be made from time to time on demand as Obligations become due to Agent, and one or more successive or concurrent actions may be brought hereon against each Guarantor either in the same action or in separate actions. In the event any claim or action based on this Guaranty is made or brought against any Guarantor, such Guarantor agrees not to assert against Agent or the Lenders any set-off or counterclaim which either Company may have against Agent or the Lenders (other than the assertion of a defense of payment), and further, each Guarantor agrees not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by Agent or the Lenders to any Guarantor, or for any loss of contribution from any other guarantor. Each Guarantor hereby consents to the in personam jurisdiction of the courts of the State of Illinois. In the event that Agent or the Lenders bring any action or suit in any court of record in Illinois (whether state or federal) to enforce any or all of the Obligations, service of process may be made upon any Guarantor by mailing a copy of the summons to such Guarantor at the address set forth below.

         5. All sums at any time to the credit of any Guarantor and any property of any Guarantor on which Agent at any time has a lien or security interest, or of which Agent at any time has possession, shall secure payment and performance of all Obligations and indebtedness of this Guaranty.

         6.       Upon the occurrence of any of the following events:

                  (a) any Event of Default under the Loan Documents; or

                  (b) the failure of any Guarantor to observe or perform any agreements, warranties or covenants contained herein;

then immediately, the liability of each Guarantor for the entire amount of the Obligations shall mature, even if the liability of the Companies therefor does not.

         7. This Guaranty may be terminated by the Guarantors (or any one of them) only upon actual receipt by Agent of at least thirty (30) days prior written notice of termination sent by registered or certified mail; provided, however, that the terminating Guarantor(s) shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination shall not

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relieve any Guarantor from liability for any post-termination collection expenses or interest which accrues hereunder.

         8. Agent's books and records showing the Revolving Loan Account shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Agent's statements, if any, rendered to the Companies shall be binding upon each Guarantor (whether or not such Guarantor received copies thereof) and shall constitute an account stated between Agent and the Companies unless Agent shall have received a written statement of the Companies' exceptions in the manner provided in the Loan Documents.

         9. Each Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against either Company or any other person directly or contingently liable for the Obligations, or against or with respect to either Company's property (including, without limitation, property securing the Obligations owed by the Company to Agent or the Lenders) arising from the existence or performance of this Guaranty.

         10       This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between Agent or the Lenders and the Guarantors shall be effective to change or modify this Guaranty. Agent's or the Lenders' failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. Agent's or any Lender's knowledge of any breach or other nonobservance by any Guarantor of the terms and provisions of this Guaranty shall not constitute a waiver thereof, nor a waiver of any obligations to be performed by any Guarantor hereunder.

         11. This Guaranty may be assigned by Agent and shall inure to the benefit of Agent, on behalf of the Lenders, and for the benefit of any of Agent's assignees or transferees, and shall cover all Obligations owed to the Lenders and to Agent at the time of assignment or transfer as well as any and all future Obligations under the Loan Documents owed by the Company to such assignees or transferees. This Guaranty shall be binding jointly and severally upon the Guarantors and their respective successors and assigns and shall pertain to the Companies and their respective successors and assigns.

         12. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Conveyance Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Conveyance Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Companies or affiliates of the Companies to the extent such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the

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applicable provisions of the Fraudulent Conveyance Laws) of any rights of subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to applicable law or any agreement providing for an equitable allocation among Guarantors and other Affiliates of the Companies of obligations arising under guaranties by such parties.

         13. After giving effect to the transactions contemplated by this Guaranty and the other Loan Documents to which Erlanger or NK Management is a party, (i) neither Erlanger or NK Management intends to incur or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) each of Erlanger and NK Management (a) owns and will own property, the fair salable value of which is (1) greater that the total amount of its liabilities (including contingent liabilities) and (2) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (b) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

         14. THE OBLIGATIONS OF EACH GUARANTOR HEREUNDER ARE SECURED BY THE SECURITY INTERESTS GRANTED BY SUCH GUARANTOR TO AGENT, FOR THE BENEFIT OF THE LENDERS, PURSUANT TO THE SECURITY AGREEMENT (AS AMENDED, RESTATED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME) EXECUTED BY SUCH GUARANTOR IN FAVOR OF AGENT, FOR THE BENEFIT OF THE LENDERS.

         15. This instrument is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of, any other endorsements or guarantees of the Obligations, now existing or hereafter executed by the Guarantors or others in favor of Agent or the Lenders.

         16. All notices, approvals, requests, demands and other communications hereunder shall be given (i) if to a Guarantor, to such Guarantor's address set forth on the signature page hereto and (ii) if to Agent, to Agent's address set forth in the Financing Agreement, in each case in accordance with the notice provisions of the Financing Agreement.

         17. When used in this agreement, all pronouns shall, wherever applicable, be deemed to include the singular and plural as well as the masculine, feminine, and neuter genders.

         18. Each Guarantor hereby acknowledges that it has received a copy of the Loan Documents and is familiar with the terms and provisions thereof.

         19. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard for its conflict of law principles.

         20. EACH OF THE GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS GUARANTY.

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         21.      The Existing Guaranty is amended and restated in its entirety in the form hereof; provided, however, that any representation and warranties made by such Guarantor to the Agent and the Lenders (as defined in the Existing Guaranty) shall survive the execution and delivery hereof.

                            [Signature Page Follows]

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                [Signature page to Amended and Restated Guaranty]

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed by its duly authorized officer and delivered effective as of the date above set forth.

                                         NS GROUP, INC., a Kentucky corporation

                                         By: /s/ Thomas J. Depenbrock
                                             -----------------------------------
                                         Name: Thomas J. Depenbrock
                                         Title: Vice President, Treasurer

                                         Address: 530 W. Ninth Street
                                                  Newport, Kentucky 41071

                                         ERLANGER TUBULAR CORPORATION, an
                                         Oklahoma corporation

                                         By: /s/ Thomas J. Depenbrock
                                             -----------------------------------
                                         Name: Thomas J. Depenbrock
                                         Title: Treasurer

                                         Address: 530 W. Ninth Street
                                                  Newport, Kentucky 41071

                                         NORTHERN KENTUCKY MANAGEMENT, INC., a
                                         Kentucky corporation

                                         By: /s/ Thomas J. Depenbrock
                                             -----------------------------------
                                         Name: Thomas J. Depenbrock
                                         Title: Treasurer

                                         Address: 530 W. Ninth Street
                                                  Newport, Kentucky 41071